Exhibit 99.1

Investor Presentation September 202 2

Forward - Looking Statements This communication contains “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 . These statements, which express management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this communication and may use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words . Examples of forward - looking statements include, among others, statements we make regarding : guidance outlook and predictions relating to expected operating results, such as revenue growth and earnings ; strategic actions such as acquisitions, joint ventures, and dispositions, including the anticipated benefits therefrom, and our success in integrating acquired businesses ; anticipated levels of capital expenditures in future periods ; our ability to successfully realize cost savings initiatives and transition services expenses ; our belief that we have sufficient liquidity to fund our ongoing business operations ; expectations of the effect on our financial condition of claims, litigation, environmental costs, the COVID - 19 pandemic and governmental responses thereto, contingent liabilities, and governmental and regulatory investigations and proceedings ; and our strategy for customer retention, growth, product development, market position, financial results, and reserves . Forward - looking statements are neither historical facts nor assurances of future performance . Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions . Because forward - looking statements relate to the future, they are difficult to predict and many of which are outside of our control . Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward - looking statements include those factors discussed under the caption “Risk Factors” in our 2021 annual report on Form 10 - K, along with our other filings with the U . S . Securities and Exchange Commission (“SEC”) . However, those factors should not be considered to be a complete statement of all potential risks and uncertainties . Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations . Forward - looking statements are based only on information currently available to our management and speak only as of the date of this communication . We do not assume any obligation to publicly provide revisions or updates to any forward - looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws . Please consult our public filings with the SEC or on our website at www . clarivate . com . Non - GAAP Financial Measures This presentation contains financial measures which have not been calculated in accordance with United States generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Diluted EPS, Free Cash Flow, Adjusted Free Cash Flow, and Organic Revenues because they are a basis upon which our management assesses our performance , and we believe they reflect the underlying trends and indicators of our business . Although we believe these measures may be useful for investors for the same reasons, these financial measures should not be considered as an alternative to GAAP financial measures as a measure of the Company’s financial condition, profitability , performance and liquidity . In addition, these financial measures may not be comparable to similar measures used by other companies . At the Appendix to this presentation, we provide further descriptions of these non - GAAP measures and reconciliations of these non - GAAP measures to the corresponding most closely related GAAP measures . Safe Harbor Statement and Non - GAAP Financial Measures 2

Business Overview

Segments[1]	Key Offerings
Academia & Government ~47%	ProQuest ONE Academic, Web of Science™, ProQuest Ebook Central, Alma, Primo, EndNote™
Life Sciences & Healthcare ~18%	Cortellis™, HDS, MedTech 360, Dialog, Pi²
Intellectual Property ~35%	Derwent™, INNOGRAPHY®, CompuMark™, Renewals, MarkMonitor™, IPMS

Previously Science Segment

Regional Presence[1]



~55%
Americas
~26%
EMEA
~19%
APAC

Solutions

Enriched Data
Provide comprehensive content collections powered enabled by software

Analytics & Insights
On demand predictive analytics capabilities to inform critical decision making

Workflow Software (SaaS)
Automate workflows to effectively manage resource allocation

Managed Services
Support business critical regulatory and compliance activities

~80% subscription/re-occurring revenue model with >90% retention rates

Clarivate™

[1] Based on 2022 Revenue Guidance of $2.7B

3

MarkMonitor Divestiture 4 Active portfolio management will generate cash expected to accelerate deleveraging PRODUCTS SCIENCE SOLD OUTSIDE OF LS&HC STRATEGIC RATIONALE • Suboptimally aligned with our core competencies • Enables improved focus on our core IP business • Empowers product development and innovation teams to build upon our market - leading IP intelligence, IP lifecycle management and IP services solutions Domain management Domain security SSL certificate management .Brand TLT services Domain consulting services FINANCIALS • All cash sale proceeds of $302.5 million • Annual revenue and Adj. EBITDA of ~$75 million and ~$35 million, respectively

FY 2022 Outlook

- ~$20m translational Fx revenue headwind to mid-point of guidance range in H2 due to ~5% strengthening of USD during the third quarter
- Now expect Q3 revenue between $640-650M as a result of stronger USD with organic growth of ~3%

Full Year Guidance Ranges

	Low	Midpoint	High
Organic Growth	*4%*	*~4.5%*	*5%*
Revenues	$2,700M	~$2,730M	$2,760M
Adj. EBITDA	$1,120M	~$1,140M	$1,160M
Adj. EBITDA Margin	*41%*		*42%*
Adj. FCF	$600M	~$625M	$650M
Adj. Diluted EPS	80¢	~85¢	90¢

Guidance Range
Midpoint

Strengthening of USD in Q3 leading to ~$20m translational Fx revenue headwind in H2

Clarivate™

See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

5

Leading Brands Global Customer Base $100B Addressable Market ~80% Subscription / Re - occurring Revenue 90%+ Subscriber Retention Rates Significant Operating Leverage Substantial Free Cash Flow Generation Accomplished Leadership Team 6 Investment Highlights

Appendix

This presentation contains financial measures which have not been calculated in accordance with generally accepted accounting principles in the United States of America (“ US GAAP “) , including Organic Revenues, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Diluted EPS, Free Cash Flow and Adjusted Free Cash Flow because they are a basis upon which our management assesses our performance , and we believe they reflect the underlining trends and indicators of our business . Organic Revenues Organic revenues illustrates growth in businesses owned by the Company as of January 1 , 2021 at constant currency . Adjusted EBITDA Adjusted EBITDA represents net loss before the provision for income taxes, depreciation and amortization, interest income and expense adjusted to exclude the acquisition or disposal - related transaction costs (such costs include net income from continuing operations before provision for income taxes, depreciation and amortization and interest income and expense from divestitures), share - based compensation, mandatory convertible preferred share dividend expense, unrealized foreign currency gains (losses), transformational and restructuring expenses, acquisition - related adjustments to deferred revenues, non - operating income or expense, the impact of certain non - cash, mark - to - market adjustments on financial instruments, legal settlements and other items that are included in net income for the period that the Company does not consider indicative of its ongoing operating performance and certain unusual items impacting results in a particular period . In evaluating Adjusted EBITDA , you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the included adjustments . The Company’s presentation of Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by any of the adjusted items, or that the Company’s projections and estimates will be realized in their entirety or at all . Presentation of Certain Non - GAAP Financial Measures 8

Adjusted EBITDA The use of Adjusted EBITDA instead of US GAAP has limitations as an analytical tool, and you should not consider Adjusted EBI TDA in isolation, or as a substitute for analysis of the Company’s results of operations and operating cash flows as reported under US GAAP. For example, Adjusted EBITDA does not reflect: – the Company’s cash expenditures or future requirements for capital expenditures – changes in, or cash requirements for, the Company’s working capital needs – interest expense, or the cash requirements necessary to service interest or principal payments, on the Company’s debt – any cash income taxes that the Company may be required to pay – any cash requirements for replacements of assets that are depreciated or amortized over their estimated useful lives and may hav e to be replaced in the future – all non - cash income or expense items that are reflected in the Company’s statements of cash flows The Company’s definition of and method of calculating Adjusted EBITDA may vary from the definitions and methods used by other co mpanies when calculating adjusted EBITDA, which may limit their usefulness as comparative measures. The Company prepared the information included in this presentation based upon available information and assumptions and estim ate s that it believes are reasonable. The Company cannot assure you that its estimates and assumptions will prove to be accurate. Adjusted EBITDA Margin Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net plus the impact of the deferred revenue purchase accounting adjustments relating to acquisitions prior to 2021. Presentation of Certain Non - GAAP Financial Measures 9

Adjusted Diluted EPS We use Adjusted Diluted Earnings Per Share ("Adjusted Diluted EPS") in our analysis of the financial performance of the Company . We believe Adjusted Diluted EPS is meaningful measures of the performance of the Company because they adjust for items that do not directly affect our ongoing operating performance in the period . Free Cash Flow and Adjusted Free Cash Flow We use free cash flow and adjusted free cash flow in our operational and financial decision - making and believe free cash flow and adjusted free cash flow is useful to investors because similar measures are frequently used by securities analysts, investors, ratings agencies and other interested parties to evaluate our competitors and to measure the ability of companies to service their debt . Free cash flow is calculated using net cash provided by operating activities, less capital expenditures . Adjusted free cash flow is calculated as free cash flow, less cash paid for restructuring and lease - exit activities, payments related to the CPA Global equity plan, transaction related costs, interest on debt held in escrow, debt issuance costs, and other one - time payments that the Company does not consider indicative of its ongoing operating performance . Presentation of Certain Non - GAAP Financial Measures 10

Year Ending December 31, 2022 (Forecasted) Low High (in millions) Net income ( loss ) attributable to ordinary shares $ (1 6.9 ) $ 23.1 Dividends on preferred shares (1) 75.5 75.5 Net income 58 . 6 98.6 Provision for income taxes 73.5 73.5 Depreciation and amortization 717.5 717.5 Interest expense and amortization of debt discount, net 265.5 265.5 Deferred revenue adjustment (2) 0. 8 0.8 Restructuring and impairment (3) 56.3 56.3 Transaction related costs 29.3 29.3 Mark to market adjustment on financial statements (149.4) (149.4) Share - based compensation expense (4) 118. 5 118.5 Other (50.6) (50.6) Adjusted EBITDA $ 1, 120 .0 $ 1, 160 .0 Adjusted EBITDA margin 41% 42 % Variance Increase/(Decrease) Percentage of Factors Increase/(Decrease) Year Ending December 31, Total Variance (Dollars) Total Variance (Percentage) Acquisitions Disposal FX Impact Organic (in millions) 2022 Outlook mid - point 2021 Revenues, net $ 2, 73 0.0 $ 1,876.9 $ 85 3.1 45 . 5% 46.2% — % ( 5 . 2 ) % 4 .5 % Descriptions 1. Dividends on our mandatory convertible preferred shares (“MCPS”) are payable quarterly at an annual rate of 5 . 25 % of the liquidation preference of $ 100 per share . For the purposes of calculating net loss attributable to Clarivate, we have excluded the accrued and anticipated MCPS stock dividends . 2. Reflects the deferred revenues adjustment made as a result of acquisition accounting associated with businesses that were acquired prior to January 1 , 2021 . 3. Reflects restructuring costs primarily associated with the ProQuest acquisition which will be incurred in 2022 . 4. Includes CPA Global Equity Plan compensation expense . 11 Reconciliation of Non - GAAP Financial Measures The following table presents our calculation of Revenues, net for the 2022 outlook : Revenues, Net Adjusted EBITDA and Adjusted EBITDA Margin The following table presents our calculation of Adjusted EBITDA for the 2022 outlook and reconciles this measure to our Net income (loss) for the same period :

Year Ending December 31, 2022 (Forecasted) Low High Per Share Per Share Net income ( loss ) attributable to ordinary shares $ (0. 02 ) $ 0. 03 Dividends on preferred shares (1) 0.10 0.10 Net income 0. 08 0. 13 Restructuring and impairment (2) 0. 08 0. 08 Transaction related costs 0.04 0.04 Share - based compensation expense (3) 0.16 0.16 Amortization related to acquired intangible assets 0. 79 0. 79 Mark to market adjustment on financial instruments (0.20) (0.20) Other (0. 10 ) (0. 05) Income tax impact of related adjustments (0.05) (0.05) Adjusted Diluted EPS $ 0.8 0 $ 0.9 0 Weighted average ordinary shares (Diluted) (4) 7 40 million Descriptions Adjusted Diluted EPS Adjustments 1. Dividends on our mandatory convertible preferred shares (“MCPS”) are payable quarterly at an annual rate of 5 . 25 % of the liquidation preference of $ 100 per share . For the purposes of calculating net loss attributable to Clarivate, we have excluded the accrued and anticipated MCPS stock dividends . 2. Reflects restructuring costs primarily associated with the ProQuest acquisition which will be incurred in 2022 . 3. Includes CPA Global Equity Plan compensation expense . 4. For the purposes of calculating adjusted earnings per share, the Company has excluded the accrued and anticipated MCPS stock dividends and assumed the “if - converted” method of share dilution . 12 Reconciliation of Non - GAAP Financial Measures The following table presents our calculation of Adjusted Diluted EPS for the FY2022 Outlook and reconciles this measure to our Net income (loss) for the same period: Net Income ( Loss ) Per Fully Diluted Weighted Shares Outstanding to Adjusted Diluted EPS

Year Ending December 31, 2022 (Forecasted) (in millions) Low High Net cash provided by operating activities $ 535 . 0 $ 585 . 0 Capital expenditures (19 0 .0) (19 0 .0 ) Free Cash Flow $ 345 . 0 $ 395 . 0 Cash paid for restructuring costs (1) 73.2 73.2 Cash paid for CPA Global equity plan (2) 16 5 .0 165.0 Cash paid for transaction and other related costs 16.8 16.8 Adjusted Free Cash Flow $ 6 00 .0 $ 650 .0 Descriptions Adjusted Free Cash Flow Adjustments 1. Reflects cash payments for costs primarily related to restructuring associated with the ProQuest acquisition in 2022 . 2. Includes cash funded by a trust related to the CPA Global Equity Plan payout upon vesting . The following table presents our calculation of Free Cash Flow and Adjusted Free Cash Flow for the FY2022 Outlook and reconciles this measure to our Net cash provided by operating activities for the same period: 13 Reconciliation of Non - GAAP Financial Measures Net Cash Provided by Operating Activities to Free Cash Flow and Adjusted Free Cash Flow